Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

June 1, 2022

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D

Merrill Lynch IRA Annuity - Registration No. 333-232467

Merrill Lynch Investor Choice – IRA Series – Registration No. 333-232468

Commissioners:

Transamerica Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended March 31, 2022, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

TA Sustainable Equity Income, SEC File No.: 811-07820

American Funds – EuroPacific Growth Fund, SEC File No.: 811-03734

BlackRock Advantage SMID Cap Fund, Inc., SEC File No.: 811-02809-

PIMCO Funds: Pacific Investment Management Series

CommodityRealReturn Strategy Fund, SEC File No.: 811-05028

Low Duration Fund, SEC File No.: 811-05028

Real Return Fund, SEC File No.: 811-05028

Total Return Fund, SEC File No.: 811-05028

Invesco Mid Cap Growth Fund, SEC File No.: 811-03826

Semi-Annual Report Mailings:

BlackRock Total Return Fund, SEC File No.: 811-02857

BlackRock High Yield Bond Portfolio, SEC File No.: 811-02857

BlackRock U. S. Government Bond Portfolio, SEC File No.: 811-22061

Invesco Oppenheimer Global Fund, SEC File No.: 811-01810

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720) 488-7884.

Very truly yours,

 /s/Brian Stallworth

Brian Stallworth

Assistant Secretary